Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Balance Sheets
Fixed maturity securities available-for-sale, amortized cost (in dollars)	$ 85,562	$ 94,986
Equity securities available-for-sale, cost (in dollars)	$ 7,333	$ 6,901
Common stock, par value (in dollars per share)	$ 20	$ 20
Common stock, shares authorized	100,000	100,000
Common stock, shares issued	100,000	100,000
Common stock, shares outstanding	100,000	100,000